Exhibit 15.4

NOTIFICATION OF TRANSACTIONS OF DIRECTORS, PERSONS DISCHARGING MANAGERIAL RESPONSIBILITY OR CONNECTED PERSONS

This form is intended for use by an issuer to make a RIS notification required by DR 3.1.4R(1).

(1)	An issuer making a notification in respect of a transaction relating to the shares or debentures of the issuer should complete boxes 1 to 16, 23 and 24.

(2)	An issuer making a notification in respect of a derivative relating the shares of the issuer should complete boxes 1 to 4, 6, 8,13, 14, 16, 23 and 24.

(3)	An issuer making a notification in respect of options granted to a director/person discharging managerial responsibilities should complete boxes 1 to 3 and 17 to 24.

(4)	An issuer making a notification in respect of a financial instrument relating to the shares of the issuer (other than a debenture) should complete boxes 1 to 4, 6, 8, 9, 11, 13, 14, 16, 23 and 24.

Please complete all relevant boxes should in block capital letters.

1. Name of the issuer

CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC

2. State whether the notification relates to (i) a transaction notified in accordance with DR 3.1.4R(1)(a); or

(ii) DR 3.1.4(R)(1)(b) a disclosure made in accordance with section 324 (as extended by section 328) of the Companies Act 1985; or

(iii) both (i) and (ii)

(ii)

3. Name of person discharging managerial responsibilities/director

JOHN STOCKER

4. State whether notification relates to a person connected with a person discharging managerial responsibilities/director named in 3 and identify the connected person

AS IN 3 ABOVE

5. Indicate whether the notification is in respect of a holding of the person referred to in 3 or 4 above or in respect of a non-beneficial interest

AS IN 3 ABOVE

6. Description of shares (including class), debentures or derivatives or financial instruments relating to shares

ORDINARY 10 PENCE SHARES

7. Name of registered shareholders(s) and, if more than one, the number of shares held by each of them

GREENWOOD NOMINEES LIMITED

8. State the nature of the transaction

QUARTERLY PAYMENT OF PART OF DIRECTORS FEES IN LIEU OF CASH CONSIDERATION (SEE NOTES AT 23)

9. Number of shares, debentures or financial instruments relating to shares acquired

229

10. Percentage of issued class acquired (treasury shares of that class should not be taken into account when calculating percentage)

0.0004%

11. Number of shares, debentures or financial instruments relating to shares disposed

NIL

12. Percentage of issued class disposed (treasury shares of that class should not be taken into account when calculating percentage)

NIL

13. Price per share or value of transaction

£6.80

14. Date and place of transaction

1 DECEMBER 2005

LONDON

15. Total holding following notification and total percentage holding following notification (any treasury shares should not be taken into account when calculating percentage)

82,894

0.157%

16. Date issuer informed of transaction

1 DECEMBER 2005

If a person discharging managerial responsibilities has been granted options by the issuer complete the following boxes

17. Date of grant

18. Period during which or date on which it can be exercised

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved (class and number)

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at the time of exercise

22. Total number of shares or debentures over which options held following notification

23. Any additional information

THE PRACTICE OF ISSUING SHARES IN LIEU OF PART OF THE BASIC DIRECTORS FEE HAS BEEN ESTABLISHED BY THE COMPANY FOR SOME TIME. IN NOVEMBER 2004 THE BOARD RESOLVED THAT SUCH ISSUE OF SHARES WOULD OCCUR ON A QUARTERLY RATHER THAN AN ANNUAL BASIS. THE SHARE PRICE USED IS THE AVERAGE CLOSING PRICE OF ONE CAT SHARE FOR THE THREE TRADING DAYS PRECEDING 1 DECEMBER 2005.

24. Name of contact and telephone number for queries

JUSTIN HOSKINS, 01223 898589

Name and signature of duly authorised officer of issuer responsible for making notification

JUSTIN HOSKINS, COMPANY SECRETARY

Date of notification

1 DECEMBER 2005

NOTIFICATION OF TRANSACTIONS OF DIRECTORS, PERSONS DISCHARGING MANAGERIAL RESPONSIBILITY OR CONNECTED PERSONS

This form is intended for use by an issuer to make a RIS notification required by DR 3.1.4R(1).

(1)	An issuer making a notification in respect of a transaction relating to the shares or debentures of the issuer should complete boxes 1 to 16, 23 and 24.

(2)	An issuer making a notification in respect of a derivative relating the shares of the issuer should complete boxes 1 to 4, 6, 8,13, 14, 16, 23 and 24.

(3)	An issuer making a notification in respect of options granted to a director/person discharging managerial responsibilities should complete boxes 1 to 3 and 17 to 24.

(4)	An issuer making a notification in respect of a financial instrument relating to the shares of the issuer (other than a debenture) should complete boxes 1 to 4, 6, 8, 9, 11, 13, 14, 16, 23 and 24.

Please complete all relevant boxes should in block capital letters.

1. Name of the issuer

CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC

2. State whether the notification relates to (i) a transaction notified in accordance with DR 3.1.4R(1)(a); or

(ii) DR 3.1.4(R)(1)(b) a disclosure made in accordance with section 324 (as extended by section 328) of the Companies Act 1985; or

(iii) both (i) and (ii)

(ii)

3. Name of person discharging managerial responsibilities/director

AKE STAVLING

4. State whether notification relates to a person connected with a person discharging managerial responsibilities/director named in 3 and identify the connected person

AS IN 3 ABOVE

5. Indicate whether the notification is in respect of a holding of the person referred to in 3 or 4 above or in respect of a non-beneficial interest

AS IN 3 ABOVE

6. Description of shares (including class), debentures or derivatives or financial instruments relating to shares

ORDINARY 10 PENCE SHARES

7. Name of registered shareholders(s) and, if more than one, the number of shares held by each of them

GREENWOOD NOMINEES LIMITED

8. State the nature of the transaction

QUARTERLY PAYMENT OF PART OF DIRECTORS FEES IN LIEU OF CASH CONSIDERATION (SEE NOTES AT 23)

9. Number of shares, debentures or financial instruments relating to shares acquired

229

10. Percentage of issued class acquired (treasury shares of that class should not be taken into account when calculating percentage)

0.0004%

11. Number of shares, debentures or financial instruments relating to shares disposed

NIL

12. Percentage of issued class disposed (treasury shares of that class should not be taken into account when calculating percentage)

NIL

13. Price per share or value of transaction

£6.80

14. Date and place of transaction

1 DECEMBER 2005

LONDON

15. Total holding following notification and total percentage holding following notification (any treasury shares should not be taken into account when calculating percentage)

3,050

0.0057%

16. Date issuer informed of transaction

1 DECEMBER 2005

If a person discharging managerial responsibilities has been granted options by the issuer complete the following boxes

17. Date of grant

18. Period during which or date on which it can be exercised

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved (class and number)

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at the time of exercise

22. Total number of shares or debentures over which options held following notification

23. Any additional information

THE PRACTICE OF ISSUING SHARES IN LIEU OF PART OF THE BASIC DIRECTORS FEE HAS BEEN ESTABLISHED BY THE COMPANY FOR SOME TIME. IN NOVEMBER 2004 THE BOARD RESOLVED THAT SUCH ISSUE OF SHARES WOULD OCCUR ON A QUARTERLY RATHER THAN AN ANNUAL BASIS. THE SHARE PRICE USED IS THE AVERAGE CLOSING PRICE OF ONE CAT SHARE FOR THE THREE TRADING DAYS PRECEDING 1 DECEMBER 2005.

24. Name of contact and telephone number for queries

JUSTIN HOSKINS, 01223 898589

Name and signature of duly authorised officer of issuer responsible for making notification

JUSTIN HOSKINS, COMPANY SECRETARY

Date of notification

1 DECEMBER 2005

NOTIFICATION OF TRANSACTIONS OF DIRECTORS, PERSONS DISCHARGING MANAGERIAL RESPONSIBILITY OR CONNECTED PERSONS

This form is intended for use by an issuer to make a RIS notification required by DR 3.1.4R(1).

(1)	An issuer making a notification in respect of a transaction relating to the shares or debentures of the issuer should complete boxes 1 to 16, 23 and 24.

(2)	An issuer making a notification in respect of a derivative relating the shares of the issuer should complete boxes 1 to 4, 6, 8,13, 14, 16, 23 and 24.

(3)	An issuer making a notification in respect of options granted to a director/person discharging managerial responsibilities should complete boxes 1 to 3 and 17 to 24.

(4)	An issuer making a notification in respect of a financial instrument relating to the shares of the issuer (other than a debenture) should complete boxes 1 to 4, 6, 8, 9, 11, 13, 14, 16, 23 and 24.

Please complete all relevant boxes should in block capital letters.

1. Name of the issuer

CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC

2. State whether the notification relates to (i) a transaction notified in accordance with DR 3.1.4R(1)(a); or

(ii) DR 3.1.4(R)(1)(b) a disclosure made in accordance with section 324 (as extended by section 328) of the Companies Act 1985; or

(iii) both (i) and (ii)

(ii)

3. Name of person discharging managerial responsibilities/director

SIR AARON KLUG

4. State whether notification relates to a person connected with a person discharging managerial responsibilities/director named in 3 and identify the connected person

AS IN 3 ABOVE

5. Indicate whether the notification is in respect of a holding of the person referred to in 3 or 4 above or in respect of a non-beneficial interest

AS IN 3 ABOVE

6. Description of shares (including class), debentures or derivatives or financial instruments relating to shares

ORDINARY 10 PENCE SHARES

7. Name of registered shareholders(s) and, if more than one, the number of shares held by each of them

GREENWOOD NOMINEES LIMITED

8. State the nature of the transaction

QUARTERLY PAYMENT OF PART OF DIRECTORS FEES IN LIEU OF CASH CONSIDERATION (SEE NOTES AT 23)

9. Number of shares, debentures or financial instruments relating to shares acquired

229

10. Percentage of issued class acquired (treasury shares of that class should not be taken into account when calculating percentage)

0.0004%

11. Number of shares, debentures or financial instruments relating to shares disposed

NIL

12. Percentage of issued class disposed (treasury shares of that class should not be taken into account when calculating percentage)

NIL

13. Price per share or value of transaction

£6.80

14. Date and place of transaction

1 DECEMBER 2005

LONDON

15. Total holding following notification and total percentage holding following notification (any treasury shares should not be taken into account when calculating percentage)

28,635

0.055%

16. Date issuer informed of transaction

1 DECEMBER 2005

If a person discharging managerial responsibilities has been granted options by the issuer complete the following boxes

17. Date of grant

18. Period during which or date on which it can be exercised

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved (class and number)

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at the time of exercise

22. Total number of shares or debentures over which options held following notification

23. Any additional information

THE PRACTICE OF ISSUING SHARES IN LIEU OF PART OF THE BASIC DIRECTORS FEE HAS BEEN ESTABLISHED BY THE COMPANY FOR SOME TIME. IN NOVEMBER 2004 THE BOARD RESOLVED THAT SUCH ISSUE OF SHARES WOULD OCCUR ON A QUARTERLY RATHER THAN AN ANNUAL BASIS. THE SHARE PRICE USED IS THE AVERAGE CLOSING PRICE OF ONE CAT SHARE FOR THE THREE TRADING DAYS PRECEDING 1 DECEMBER 2005.

24. Name of contact and telephone number for queries

JUSTIN HOSKINS, 01223 898589

Name and signature of duly authorised officer of issuer responsible for making notification

JUSTIN HOSKINS, COMPANY SECRETARY

Date of notification

1 DECEMBER 2005

NOTIFICATION OF TRANSACTIONS OF DIRECTORS, PERSONS DISCHARGING MANAGERIAL RESPONSIBILITY OR CONNECTED PERSONS

This form is intended for use by an issuer to make a RIS notification required by DR 3.1.4R(1).

(1)	An issuer making a notification in respect of a transaction relating to the shares or debentures of the issuer should complete boxes 1 to 16, 23 and 24.

(2)	An issuer making a notification in respect of a derivative relating the shares of the issuer should complete boxes 1 to 4, 6, 8,13, 14, 16, 23 and 24.

(3)	An issuer making a notification in respect of options granted to a director/person discharging managerial responsibilities should complete boxes 1 to 3 and 17 to 24.

(4)	An issuer making a notification in respect of a financial instrument relating to the shares of the issuer (other than a debenture) should complete boxes 1 to 4, 6, 8, 9, 11, 13, 14, 16, 23 and 24.

Please complete all relevant boxes should in block capital letters.

1. Name of the issuer

CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC

2. State whether the notification relates to (i) a transaction notified in accordance with DR 3.1.4R(1)(a); or

(ii) DR 3.1.4(R)(1)(b) a disclosure made in accordance with section 324 (as extended by section 328) of the Companies Act 1985; or

(iii) both (i) and (ii)

(ii)

3. Name of person discharging managerial responsibilities/director

PETER RINGROSE

4. State whether notification relates to a person connected with a person discharging managerial responsibilities/director named in 3 and identify the connected person

AS IN 3 ABOVE

5. Indicate whether the notification is in respect of a holding of the person referred to in 3 or 4 above or in respect of a non-beneficial interest

AS IN 3 ABOVE

6. Description of shares (including class), debentures or derivatives or financial instruments relating to shares

ORDINARY 10 PENCE SHARES

7. Name of registered shareholders(s) and, if more than one, the number of shares held by each of them

GREENWOOD NOMINEES LIMITED

8. State the nature of the transaction

QUARTERLY PAYMENT OF PART OF DIRECTORS FEES IN LIEU OF CASH CONSIDERATION (SEE NOTES AT 23)

9. Number of shares, debentures or financial instruments relating to shares acquired

229

10. Percentage of issued class acquired (treasury shares of that class should not be taken into account when calculating percentage)

0.0004%

11. Number of shares, debentures or financial instruments relating to shares disposed

NIL

12. Percentage of issued class disposed (treasury shares of that class should not be taken into account when calculating percentage)

NIL

13. Price per share or value of transaction

£6.80

14. Date and place of transaction

1 DECEMBER 2005

LONDON

15. Total holding following notification and total percentage holding following notification (any treasury shares should not be taken into account when calculating percentage)

3,870

0.007%

16. Date issuer informed of transaction

1 DECEMBER 2005

If a person discharging managerial responsibilities has been granted options by the issuer complete the following boxes

17. Date of grant

18. Period during which or date on which it can be exercised

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved (class and number)

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at the time of exercise

22. Total number of shares or debentures over which options held following notification

23. Any additional information

THE PRACTICE OF ISSUING SHARES IN LIEU OF PART OF THE BASIC DIRECTORS FEE HAS BEEN ESTABLISHED BY THE COMPANY FOR SOME TIME. IN NOVEMBER 2004 THE BOARD RESOLVED THAT SUCH ISSUE OF SHARES WOULD OCCUR ON A QUARTERLY RATHER THAN AN ANNUAL BASIS. THE SHARE PRICE USED IS THE AVERAGE CLOSING PRICE OF ONE CAT SHARE FOR THE THREE TRADING DAYS PRECEDING 1 DECEMBER 2005.

24. Name of contact and telephone number for queries

JUSTIN HOSKINS, 01223 898589

Name and signature of duly authorised officer of issuer responsible for making notification

JUSTIN HOSKINS, COMPANY SECRETARY

Date of notification

1 DECEMBER 2005

NOTIFICATION OF TRANSACTIONS OF DIRECTORS, PERSONS DISCHARGING MANAGERIAL RESPONSIBILITY OR CONNECTED PERSONS

This form is intended for use by an issuer to make a RIS notification required by DR 3.1.4R(1).

(1)	An issuer making a notification in respect of a transaction relating to the shares or debentures of the issuer should complete boxes 1 to 16, 23 and 24.

(2)	An issuer making a notification in respect of a derivative relating the shares of the issuer should complete boxes 1 to 4, 6, 8,13, 14, 16, 23 and 24.

(3)	An issuer making a notification in respect of options granted to a director/person discharging managerial responsibilities should complete boxes 1 to 3 and 17 to 24.

(4)	An issuer making a notification in respect of a financial instrument relating to the shares of the issuer (other than a debenture) should complete boxes 1 to 4, 6, 8, 9, 11, 13, 14, 16, 23 and 24.

Please complete all relevant boxes should in block capital letters.

1. Name of the issuer

CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC

2. State whether the notification relates to (i) a transaction notified in accordance with DR 3.1.4R(1)(a); or

(ii) DR 3.1.4(R)(1)(b) a disclosure made in accordance with section 324 (as extended by section 328) of the Companies Act 1985; or

(iii) both (i) and (ii)

(ii)

3. Name of person discharging managerial responsibilities/director

PROFESSOR CHRISTOPHER MARSHALL

4. State whether notification relates to a person connected with a person discharging managerial responsibilities/director named in 3 and identify the connected person

AS IN 3 ABOVE

5. Indicate whether the notification is in respect of a holding of the person referred to in 3 or 4 above or in respect of a non-beneficial interest

AS IN 3 ABOVE

6. Description of shares (including class), debentures or derivatives or financial instruments relating to shares

ORDINARY 10 PENCE SHARES

7. Name of registered shareholders(s) and, if more than one, the number of shares held by each of them

GREENWOOD NOMINEES LIMITED

8. State the nature of the transaction

QUARTERLY PAYMENT OF PART OF DIRECTORS FEES IN LIEU OF CASH CONSIDERATION (SEE NOTES AT 23)

9. Number of shares, debentures or financial instruments relating to shares acquired

229

10. Percentage of issued class acquired (treasury shares of that class should not be taken into account when calculating percentage)

0.0004%

11. Number of shares, debentures or financial instruments relating to shares disposed

NIL

12. Percentage of issued class disposed (treasury shares of that class should not be taken into account when calculating percentage)

NIL

13. Price per share or value of transaction

£6.80

14. Date and place of transaction

1 DECEMBER 2005

LONDON

15. Total holding following notification and total percentage holding following notification (any treasury shares should not be taken into account when calculating percentage)

935

0.0017%

16. Date issuer informed of transaction

1 DECEMBER 2005

If a person discharging managerial responsibilities has been granted options by the issuer complete the following boxes

17. Date of grant

18. Period during which or date on which it can be exercised

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved (class and number)

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at the time of exercise

22. Total number of shares or debentures over which options held following notification

23. Any additional information

THE PRACTICE OF ISSUING SHARES IN LIEU OF PART OF THE BASIC DIRECTORS FEE HAS BEEN ESTABLISHED BY THE COMPANY FOR SOME TIME. IN NOVEMBER 2004 THE BOARD RESOLVED THAT SUCH ISSUE OF SHARES WOULD OCCUR ON A QUARTERLY RATHER THAN AN ANNUAL BASIS. THE SHARE PRICE USED IS THE AVERAGE CLOSING PRICE OF ONE CAT SHARE FOR THE THREE TRADING DAYS PRECEDING 1 DECEMBER 2005.

24. Name of contact and telephone number for queries

JUSTIN HOSKINS, 01223 898589

Name and signature of duly authorised officer of issuer responsible for making notification

JUSTIN HOSKINS, COMPANY SECRETARY

Date of notification

1 DECEMBER 2005

NOTIFICATION OF TRANSACTIONS OF DIRECTORS, PERSONS DISCHARGING MANAGERIAL RESPONSIBILITY OR CONNECTED PERSONS

This form is intended for use by an issuer to make a RIS notification required by DR 3.1.4R(1).

(1)	An issuer making a notification in respect of a transaction relating to the shares or debentures of the issuer should complete boxes 1 to 16, 23 and 24.

(2)	An issuer making a notification in respect of a derivative relating the shares of the issuer should complete boxes 1 to 4, 6, 8,13, 14, 16, 23 and 24.

(3)	An issuer making a notification in respect of options granted to a director/person discharging managerial responsibilities should complete boxes 1 to 3 and 17 to 24.

(4)	An issuer making a notification in respect of a financial instrument relating to the shares of the issuer (other than a debenture) should complete boxes 1 to 4, 6, 8, 9, 11, 13, 14, 16, 23 and 24.

Please complete all relevant boxes should in block capital letters.

1. Name of the issuer

CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC

2. State whether the notification relates to (i) a transaction notified in accordance with DR 3.1.4R(1)(a); or

(ii) DR 3.1.4(R)(1)(b) a disclosure made in accordance with section 324 (as extended by section 328) of the Companies Act 1985; or

(iii) both (i) and (ii)

(ii)

3. Name of person discharging managerial responsibilities/director

DR PAUL NICHOLSON

4. State whether notification relates to a person connected with a person discharging managerial responsibilities/director named in 3 and identify the connected person

AS IN 3 ABOVE

5. Indicate whether the notification is in respect of a holding of the person referred to in 3 or 4 above or in respect of a non-beneficial interest

AS IN 3 ABOVE

6. Description of shares (including class), debentures or derivatives or financial instruments relating to shares

ORDINARY 10 PENCE SHARES

7. Name of registered shareholders(s) and, if more than one, the number of shares held by each of them

DR PAUL NICHOLSON

8. State the nature of the transaction

QUARTERLY PAYMENT OF PART OF DIRECTORS FEES IN LIEU OF CASH CONSIDERATION (SEE NOTES AT 23)

9. Number of shares, debentures or financial instruments relating to shares acquired

551

10. Percentage of issued class acquired (treasury shares of that class should not be taken into account when calculating percentage)

0.001%

11. Number of shares, debentures or financial instruments relating to shares disposed

NIL

12. Percentage of issued class disposed (treasury shares of that class should not be taken into account when calculating percentage)

NIL

13. Price per share or value of transaction

£6.80

14. Date and place of transaction

1 DECEMBER 2005

LONDON

15. Total holding following notification and total percentage holding following notification (any treasury shares should not be taken into account when calculating percentage)

11,314

0.021%

16. Date issuer informed of transaction

1 DECEMBER 2005

If a person discharging managerial responsibilities has been granted options by the issuer complete the following boxes

17. Date of grant

18. Period during which or date on which it can be exercised

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved (class and number)

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at the time of exercise

22. Total number of shares or debentures over which options held following notification

23. Any additional information

THE PRACTICE OF ISSUING SHARES IN LIEU OF PART OF THE BASIC DIRECTORS FEE HAS BEEN ESTABLISHED BY THE COMPANY FOR SOME TIME. IN NOVEMBER 2004 THE BOARD RESOLVED THAT SUCH ISSUE OF SHARES WOULD OCCUR ON A QUARTERLY RATHER THAN AN ANNUAL BASIS. THE SHARE PRICE USED IS THE AVERAGE CLOSING PRICE OF ONE CAT SHARE FOR THE THREE TRADING DAYS PRECEDING 1 DECEMBER 2005.

24. Name of contact and telephone number for queries

JUSTIN HOSKINS, 01223 898589

Name and signature of duly authorised officer of issuer responsible for making notification

JUSTIN HOSKINS, COMPANY SECRETARY

Date of notification

1 DECEMBER 2005

NOTIFICATION OF TRANSACTIONS OF DIRECTORS, PERSONS DISCHARGING MANAGERIAL RESPONSIBILITY OR CONNECTED PERSONS

This form is intended for use by an issuer to make a RIS notification required by DR 3.1.4R(1).

(1)	An issuer making a notification in respect of a transaction relating to the shares or debentures of the issuer should complete boxes 1 to 16, 23 and 24.

(2)	An issuer making a notification in respect of a derivative relating the shares of the issuer should complete boxes 1 to 4, 6, 8,13, 14, 16, 23 and 24.

(3)	An issuer making a notification in respect of options granted to a director/person discharging managerial responsibilities should complete boxes 1 to 3 and 17 to 24.

(4)	An issuer making a notification in respect of a financial instrument relating to the shares of the issuer (other than a debenture) should complete boxes 1 to 4, 6, 8, 9, 11, 13, 14, 16, 23 and 24.

Please complete all relevant boxes should in block capital letters.

1. Name of the issuer

CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC

2. State whether the notification relates to (i) a transaction notified in accordance with DR 3.1.4R(1)(a); or

(ii) DR 3.1.4(R)(1)(b) a disclosure made in accordance with section 324 (as extended by section 328) of the Companies Act 1985; or

(iii) both (i) and (ii)

(ii)

3. Name of person discharging managerial responsibilities/director

PROFESSOR UWE BICKER

4. State whether notification relates to a person connected with a person discharging managerial responsibilities/director named in 3 and identify the connected person

AS IN 3 ABOVE

5. Indicate whether the notification is in respect of a holding of the person referred to in 3 or 4 above or in respect of a non-beneficial interest

AS IN 3 ABOVE

6. Description of shares (including class), debentures or derivatives or financial instruments relating to shares

ORDINARY 10 PENCE SHARES

7. Name of registered shareholders(s) and, if more than one, the number of shares held by each of them

PROFESSOR UWE BICKER

8. State the nature of the transaction

QUARTERLY PAYMENT OF PART OF DIRECTORS FEES IN LIEU OF CASH CONSIDERATION (SEE NOTES AT 23)

9. Number of shares, debentures or financial instruments relating to shares acquired

229

10. Percentage of issued class acquired (treasury shares of that class should not be taken into account when calculating percentage)

0.0004%

11. Number of shares, debentures or financial instruments relating to shares disposed

NIL

12. Percentage of issued class disposed (treasury shares of that class should not be taken into account when calculating percentage)

NIL

13. Price per share or value of transaction

£6.80

14. Date and place of transaction

1 DECEMBER 2005

LONDON

15. Total holding following notification and total percentage holding following notification (any treasury shares should not be taken into account when calculating percentage)

6,753

0.013%

16. Date issuer informed of transaction

15 SEPTEMBER 2005

If a person discharging managerial responsibilities has been granted options by the issuer complete the following boxes

17. Date of grant

18. Period during which or date on which it can be exercised

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved (class and number)

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at the time of exercise

22. Total number of shares or debentures over which options held following notification

23. Any additional information

THE PRACTICE OF ISSUING SHARES IN LIEU OF PART OF THE BASIC DIRECTORS FEE HAS BEEN ESTABLISHED BY THE COMPANY FOR SOME TIME. IN NOVEMBER 2004 THE BOARD RESOLVED THAT SUCH ISSUE OF SHARES WOULD OCCUR ON A QUARTERLY RATHER THAN AN ANNUAL BASIS. THE SHARE PRICE USED IS THE AVERAGE CLOSING PRICE OF ONE CAT SHARE FOR THE THREE TRADING DAYS PRECEDING 1 DECEMBER 2005.

24. Name of contact and telephone number for queries

JUSTIN HOSKINS, 01223 898589

Name and signature of duly authorised officer of issuer responsible for making notification

JUSTIN HOSKINS, COMPANY SECRETARY

Date of notification

1 DECEMBER 2005

NOTIFICATION OF TRANSACTIONS OF DIRECTORS, PERSONS DISCHARGING MANAGERIAL RESPONSIBILITY OR CONNECTED PERSONS

This form is intended for use by an issuer to make a RIS notification required by DR 3.1.4R(1).

(1)	An issuer making a notification in respect of a transaction relating to the shares or debentures of the issuer should complete boxes 1 to 16, 23 and 24.

(2)	An issuer making a notification in respect of a derivative relating the shares of the issuer should complete boxes 1 to 4, 6, 8,13, 14, 16, 23 and 24.

(3)	An issuer making a notification in respect of options granted to a director/person discharging managerial responsibilities should complete boxes 1 to 3 and 17 to 24.

(4)	An issuer making a notification in respect of a financial instrument relating to the shares of the issuer (other than a debenture) should complete boxes 1 to 4, 6, 8, 9, 11, 13, 14, 16, 23 and 24.

Please complete all relevant boxes should in block capital letters.

1. Name of the issuer

CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC

2. State whether the notification relates to (i) a transaction notified in accordance with DR 3.1.4R(1)(a); or

(ii) DR 3.1.4(R)(1)(b) a disclosure made in accordance with section 324 (as extended by section 328) of the Companies Act 1985; or

(iii) both (i) and (ii)

(ii)

3. Name of person discharging managerial responsibilities/director

PROFESSOR JOHN BROWN

4. State whether notification relates to a person connected with a person discharging managerial responsibilities/director named in 3 and identify the connected person

AS IN 3 ABOVE

5. Indicate whether the notification is in respect of a holding of the person referred to in 3 or 4 above or in respect of a non-beneficial interest

AS IN 3 ABOVE

6. Description of shares (including class), debentures or derivatives or financial instruments relating to shares

ORDINARY 10 PENCE SHARES

7. Name of registered shareholders(s) and, if more than one, the number of shares held by each of them

GREENWOOD NOMINEES LIMITED

8. State the nature of the transaction

QUARTERLY PAYMENT OF PART OF DIRECTORS FEES IN LIEU OF CASH CONSIDERATION (SEE NOTES AT 23)

9. Number of shares, debentures or financial instruments relating to shares acquired

47

10. Percentage of issued class acquired (treasury shares of that class should not be taken into account when calculating percentage)

0.00008%

11. Number of shares, debentures or financial instruments relating to shares disposed

NIL

12. Percentage of issued class disposed (treasury shares of that class should not be taken into account when calculating percentage)

NIL

13. Price per share or value of transaction

£6.80

14. Date and place of transaction

1 DECEMBER 2005

LONDON

15. Total holding following notification and total percentage holding following notification (any treasury shares should not be taken into account when calculating percentage)

47

0.00008%

16. Date issuer informed of transaction

1 DECEMBER 2005

If a person discharging managerial responsibilities has been granted options by the issuer complete the following boxes

17. Date of grant

18. Period during which or date on which it can be exercised

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved (class and number)

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at the time of exercise

22. Total number of shares or debentures over which options held following notification

23. Any additional information

THE PRACTICE OF ISSUING SHARES IN LIEU OF PART OF THE BASIC DIRECTORS FEE HAS BEEN ESTABLISHED BY THE COMPANY FOR SOME TIME. IN NOVEMBER 2004 THE BOARD RESOLVED THAT SUCH ISSUE OF SHARES WOULD OCCUR ON A QUARTERLY RATHER THAN AN ANNUAL BASIS. THE SHARE PRICE USED IS THE AVERAGE CLOSING PRICE OF ONE CAT SHARE FOR THE THREE TRADING DAYS PRECEDING 1 DECEMBER 2005.

24. Name of contact and telephone number for queries

JUSTIN HOSKINS, 01223 898589

Name and signature of duly authorised officer of issuer responsible for making notification

JUSTIN HOSKINS, COMPANY SECRETARY

Date of notification

1 DECEMBER 2005